EXHIBIT 10.47

April 3, 2012

Mr. Brian Howard
Vice President - Store Operations
Toys “R” Us - Delaware, Inc.
1 Geoffrey Way
Wayne, NJ 07470

Dear Brian,

This will acknowledge receipt of your letter dated as of March 16, 2012, relating to the termination of the license under the Amended and Restated License Agreement, dated as of December 23, 2005, as amended, by and between Toys “R” Us - Delaware, Inc. (“TRU”) and CPI Corp. (“CPI”) as of February 22, 2010 (collectively, the “Agreement”) and confirm our subsequent conversations regarding Terminated Departments.

Pursuant to Section 22(g), CPI hereby exercises its right to exclude from the Terminated Departments the 10 Departments identified on Exhibit A, attached hereto and incorporated herein. In addition, CPI will close the 22 Departments we opened in 2011 (identified on Exhibit B, attached hereto and incorporated herein), because we do not believe any of those 22 Departments will achieve the minimum $175,000 in sales by the end of the year. Unfortunately, we cannot justify continued operating costs and losses in those locations knowing that they will be subject to termination pursuant to Section 22(g) shortly after the end of the current year.

In lieu of your proposed Termination Date of May 19, 2012, we propose the following schedule:

•	Monday, April 9th-notification of CPI employees

•	Saturday, April 14th-last day for taking portraits in Terminated Departments

•
Sunday, April 15th-Saturday, April 21st- Delivery of customer packages and commencement of packing CPI personal property during Regular Operating Hours; staffing during Regular Operating Hours ends April 21st

•	Sunday, April 22nd-Saturday April 28th-Complete packing and removal of CPI personal property during hours as needed

In consideration of TRU's waiver of the requirements of the first sentence of Section 23 of the Agreement with regard to fixtures, flooring and walls, CPI will pay TRU a fixed sum of $310,000 ($2,500 for each of the 124 Terminated Departments we will vacate as set forth above) on June 1, 2012. TRU will be responsible for removal of all fixtures, flooring and walls from the Terminated Departments.

As always, please call me if you have any questions or wish to discuss the matters addressed in this letter. Otherwise, please acknowledge your receipt and agreement to the terms set forth above by signing one copy of this letter and returning it to me with a copy to CPI's General Counsel.

Thank you very much.

Sincerely,

/s/Tom Gallahue
_______________________________
Tom Gallahue
Executive Vice President, Operations

Acknowledged and agreed to this
4th day of April, 2012.

Toys “R” Us - Delaware, Inc.

By: /s/Brian Howard
_________________________________
Brian Howard
Vice President, Store Operations

cc: General Counsel, Toys “R” Us - Delaware Inc.

Exhibit A

BRU #	Studio	Address 1	City	State	Zip
6377	76533	2700 US HIGHWAY 22 E	UNION	NJ	07083
9250	76548	32233 GRATIOT AVE	ROSEVILLE	MI	48066
6539	76549	465 US HIGHWAY 46	TOTOWA	NJ	07512
9562	76555	1220 NORTH TOWN EAST BLVD	MESQUITE	TX	75150
6385	76570	300 QUAKER LANE	WARWICK	RI	02886
6481	76582	17 US HIGHWAY 9	ENGLISHTOWN	NJ	07726
6503	76585	98 STATE ROUTE 10	EAST HANOVER	NJ	07936
6459	76592	447 SOUTH BROADWAY	SALEM	NH	03079
6443	76595	12 MYSTIC VIEW ROAD	EVERETT	MA	02149
6583	76640	9930 ALABAMA STREET	REDLANDS	CA	92374

Exhibit B

BRU #	Studio	Address 1	City	State	Zip
5657	76677	4635 CHINO HILLS PKWY	CHINO HILLS	CA	91709
5858	76670	1930 N DAVIS RD	SALINAS	CA	93907
6022	76679	826 S RANDALL RD	ALGONQUIN	IL	60102
6366	76683	376 UNIVERSAL DR N	NORTH HAVEN	CT	06473
6432	76671	9280 ROSEDALE HIGHWAY	BAKERSFIELD	CA	93312
6441	76684	1522-24 BOSTON POST ROAD	MILFORD	CT	06460
6467	76669	3300 WILKES BARRE	WILKES BARRE	PA	18702
6490	76672	10640 TRINITY PKWY	STOCKTON	CA	95219
6507	76673	3505 S 140TH PLAZA	OMAHA	NE	68144
6562	76686	7001 FAYETTEVILLE ROAD	DURHAM	NC	27713
6563	76668	2205 GALLATIN PIKE N	MADISON	TN	37115
6624	76681	7020 N 5TH ST	NORTH LAS VEGAS	NV	89084
7703	76674	6851 VETERANS MEM BLVD	METAIRIE	LA	70003
7712	76675	2616 S SHACKLEFORD RD	LITTLE ROCK	AR	72205
7812	76676	170 E STACY RD, STE 2220	ALLEN	TX	75002
8004	76682	1800 JANTZEN BEACH CTR	PORTLAND	OR	97217
8888	76666	7220 RIVERS AVE	NORTH CHARLESTON	SC	29406
8894	76667	1214 BRIDFORD PARKWAY	GREENSBORO	NC	27407
9243	76685	3928 E 82ND STREET	INDIANAPOLIS	IN	46240
9260	76664	4923 28TH STREET SE	GRAND RAPIDS	MI	49512
9294	76665	1335 E 79TH AVE	MERRILLVILLE	IN	46410
9577	76663	1731 BELLE ISLE BLVD	OKLAHOMA CITY	OK	73118